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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                               -----------------

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 4, 1999

                               STAR STRUCK, LTD.
             (Exact name of registrant as specified in its charter)

         Delaware                      1-8912              36-1805030
(State or other jurisdiction    (Commission File No.)   (I.R.S. Employer
       of registrant)                                  identification No.)


(Address of principal executive offices)                          (zip code)
8 F.J. Clarke, Bethel, Connecticut                                  06801
Registrant's telephone number, including area code:  (203) 778-4925

SBM Industries, Inc.
1865 Palmer Avenue, Larchmont, New York        10538
(Former name or former address, if changed since last report)

Item 5.   Other Events

          On May 4 , 1999, the registrant changed its name to Star Struck, Ltd. by filing a Certificate of Amendment of its Certificate of Incorporation with the Secretary of State of Delaware.

Item 7.   Financial Statements, Pro Forma Financial Information, and Exhibits

     3(i)1.    Certificate of Amendment of the registrant's
               Certificate of Incorporation filed May 4, 1999.

          Pursuant to the requirements of the Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

May 11, 1999                  STAR STRUCK, LTD.

                              By:  /s/ Kenneth Karlan
                                 --------------------------------
                                 Kenneth Karlan, President